EXHIBIT 10.71
                                 AMENDMENT NO. 2
                    TO AMENDED & RESTATED SECURITY AGREEMENT

This AMENDMENT NO. 2 TO AMENDED & RESTATED SECURITY AGREEMENT (this "AMENDMENT"), is made effective as of August 24, 2007 (the "EFFECTIVE DATE"), by and between U.S. HELICOPTER CORPORATION, a Delaware corporation with its principal place of business located at 6 East River Piers, Suite 216, Downtown Manhattan Heliport, New York, New York 10004 (the "COMPANY") and YA GLOBAL INVESTMENTS, L.P. (the "SECURED PARTY") with reference to the following recitals:

A. Secured Party and the Company entered into that certain Amended & Restated Security Agreement, dated March 30, 2007, as amended by that certain Amendment No. 1 to Amended & Restated Security Agreement as of May 14, 2007 (as amended, the "MASTER AGREEMENT").

B. Contemporaneously with the execution of this Amendment, the Secured Party and the Company are entering into a Securities Purchase Agreement (the "SPA") pursuant to which the Company shall issue and sell to the Secured Party additional secured convertible debentures (the "ADDITIONAL CONVERTIBLE DEBENTURES") which shall be convertible into shares (the "ADDITIONAL CONVERSION SHARES") of the Company's Common Stock.

C. To induce the Investor to execute and deliver the SPA and purchase the Additional Convertible Debentures, the Company has agreed to amend the Master Agreement to provide certain amendments to the Master Agreement to specifically include the Additional Convertible Debentures as part of the "Obligations" as defined in the Master Agreement.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, Investor and the Company agree as follows:

1. CONVERTIBLE DEBENTURES. The Definition of the term "Convertible Debentures" as used in the Master Agreement shall hereinafter include the Additional Convertible Debentures.

2. TRANSACTION DOCUMENTS. The Definition of the term "Transaction Documents" as used in the Master Agreement shall hereinafter include the Additional Convertible Debentures, the SPA, and the Irrevocable Transfer Agent Instructions entered into on the date hereof.

3. OBLIGATIONS SECURED. The definition of the term "Obligations" as used in the Master Agreement shall include all the obligations of the Company to the Secured Party under the Additional Convertible Debentures.

4. FILINGS. The Company shall make, execute, acknowledge and deliver to the Secured Party such documents and instruments, including, without limitation, financing statements, certificates, affidavits and forms as may, in the Secured Party's reasonable judgment, be necessary to effectuate, complete or perfect, or to continue and preserve, or amend, the security interest of the Secured Party in the Pledged Property.

5. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them under the Master Agreement.

6. NON-IMPAIRMENT. Except as expressly modified herein, the Master Agreement shall continue in full force and effect, and the parties hereby reinstate and reaffirm the Master Agreement as modified herein.

7. INCONSISTENCIES. In the event of any inconsistency, ambiguity or conflict between the terms and provisions of this Amendment and the terms and provisions of the Master Agreement, the terms and provisions of this Amendment shall control.

8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when executed will be deemed an original and all of which, taken together, well be deemed to be one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                          COMPANY:
                                          U.S. HELICOPTER CORPORATION

                                          By:  /S/ JOHN G. MURPHY
                                          John G. Murphy
                                          Chief Executive Officer and President


                                          SECURED PARTY:
                                          YA GLOBAL INVESTMENTS, L.P.

                                          By:      Yorkville Advisors, LLC
                                          Its:    Investment Manager

                                          By:     /S/ TROY RILLO
                                          Name:  Troy Rillo
                                          Title:  Senior Managing Director